JANUS ASPEN SERIES
                              Institutional Shares

                       Supplement Dated September 28, 2001
           to Statement of Additional Information Dated July 31, 2001

THIS INFORMATION SUPPLEMENTS THE STATEMENT OF ADDITIONAL INFORMATION FOR THE INSTITUTIONAL SHARES OF JANUS ASPEN SERIES DATED JULY 31, 2001. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENT(S) AND THE STATEMENT OF ADDITIONAL INFORMATION TOGETHER CONSTITUTE A CURRENT STATEMENT OF ADDITIONAL INFORMATION. TO REQUEST A CURRENT COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY OR PLAN SPONSOR.

The following information should be added to the Trustees and Officers section of the Statement of Additional Information:

Effective September 28, 2001, Loren M. Starr has been appointed Vice President and Chief Financial Officer of Janus Aspen Series, Janus Investment Fund and Janus Adviser Series. Mr. Starr is Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital Corporation and Janus International Limited. Mr. Starr was formerly employed by Putnam Investments as the Managing Director, Treasurer and Head of Corporate Financial Planning and Reporting from 1998 to 2001. He was employed by Lehman Brothers, Inc. as the Senior Vice President of Financial Planning and Analysis from 1996 to 1998.













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